Exhibit 99.2


                          EDGEWATER TECHNOLOGY, INC.

                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS

INTRODUCTION

     We (Edgewater Technology, Inc. and our subsidiaries, or the "Company") provide business solutions through our eSolutions segment, Edgewater Technology (Delaware), Inc. (the "Edgewater Subsidiary"), which was acquired effective April 1, 1999.

     We have sold our interests in our Commercial staffing segment, Robert Walters plc (finance and accounting staffing services), Strategic Legal Resources (legal staffing) and IntelliMark (information technology staffing and solutions). As a result of the above, the operating results for these segments and divisions were included in discontinued operations in the financial statements as of and for the twelve months ended December 31, 2000.

     On December 21, 2000, we commenced an issuer tender offer (the "Tender Offer"), which expired on January 23, 2001, and we acquired (effective January 30, 2001) 16.25 million shares of our common stock at $8.00 per share for aggregate consideration of $130 million, and common stock subject to certain vested in-the-money stock options for aggregate consideration of $0.2 million.

     On March 16, 2001, we sold all of the outstanding shares of stock of our wholly-owned subsidiaries, ClinForce, Inc. and CFRC, Inc. (collectively, "ClinForce"), that comprised our clinical trials support services staffing division, to Cross Country TravCorps, Inc. for $31 million in cash before fees and expenses, subject to potential upward or downward post-closing adjustments (collectively, the "Transaction").

     The following unaudited pro forma consolidated statements of operation set forth the results of operations for the twelve months ended December 31, 2000 as if the Transaction and the Tender Offer had occurred at the beginning of fiscal 2000. The unaudited pro forma consolidated balance sheet sets forth the financial position as of December 31, 2000, as if the Transaction and Tender Offer had occurred as of that date.

     The Edgewater Subsidiary had selling, general and administrative expenses ("SG&A") of $11.3 million for the twelve months ended December 31, 2000. In addition to these segment costs, the accompanying pro forma statements of operations include the costs that remain after the allocation of corporate costs to the respective discontinued divisions. As these remaining corporate costs were incurred in historical periods based on a larger public company and a different corporate structure, these costs are not necessarily indicative of the future corporate costs that will be necessary to operate the Edgewater Subsidiary as a stand-alone public company.

     The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the Transaction and Tender Offer been completed at the beginning of fiscal 2000. These statements should be read in conjunction with the accompanying notes herein and the audited consolidated financial statements and related notes included in our 2000 Annual Report of Form 10-K filed with the Securities and Exchange Commission on March 28, 2001.

                          EDGEWATER TECHNOLOGY, INC.
                         UNAUDITED PRO FORMA COMBINED
                                 BALANCE SHEET
                            AS OF DECEMBER 31, 2000
                                (In Thousands)

                                                                                              Tender Offer
                                                                         ClinForce              and Other
                                                     Edgewater           Pro Forma              Pro Forma
                                                  Technology, Inc.      Adjustments            Adjustments             Pro Forma
                                                  ----------------   ----------------       ----------------       ----------------
                             ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                       $        145,326   $            255  (a)  $       (130,000) (f)  $         36,764
                                                                               31,000  (b)            (1,383) (g)
                                                                               (1,614) (c)           (11,070) (h)
                                                                                                       4,250  (i)
  Accounts receivable, net                                  10,819             (4,944) (a)                 -                  5,875
  Prepaid expenses and other                                 5,984                857  (a)            (4,250) (i)             2,591
  Income tax receivable                                     16,121                  -                      -                 16,121
  Deferred income taxes                                        900                  -                      -                    900
                                                  ----------------   ----------------       ----------------       ----------------
      Total current assets                                 179,150             25,554               (142,453)                62,251

PROPERTY AND EQUIPMENT, net                                  2,578               (404) (a)                 -                  2,174
INTANGIBLE ASSETS, net                                      48,310            (11,779) (a)                 -                 36,531
DEFERRED INCOME TAXES                                       25,728             (6,033) (d)                 -                 19,695

OTHER ASSETS                                                   148                (30) (a)                 -                    118
                                                  ----------------   ----------------       ----------------       ----------------

                                                  $        255,914   $          7,308       $       (142,453)      $        120,769
                                                  ================   ================       ================       ================

   LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable and other accrued liabilities  $         14,037  $             (67) (a) $         (11,070) (h) $          2,900
  Payroll and related liabilities                            4,342             (1,147) (a)                 -                 3,195
                                                  ----------------   ----------------       ----------------       ----------------
        Total current liabilities                           18,379             (1,214)               (11,070)                 6,095

OTHER LONG-TERM LIABILITIES                                    290                  -                      -                    290

STOCKHOLDERS' EQUITY:
  Common stock                                                 296                  -                      -                    296
  Treasury stock                                            (6,158)                 -               (130,000) (f)          (136,158)
  Paid-in capital                                          217,838                  -                      -                217,838
  Retained earnings                                         25,269              8,522  (e)            (1,383) (g)            32,408
                                                  ----------------   ----------------       ----------------       ----------------
      Total stockholders' equity                           237,245              8,522               (131,383)               114,384
                                                  ----------------   ----------------       ----------------       ----------------

Total Liabilities and Stockholders' Equity        $        255,914   $          7,308       $       (142,453)      $        120,769
                                                  ================   ================       ================       ================

                          EDGEWATER TECHNOLOGY, INC.
              NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            AS OF DECEMBER 31, 2000

(a) Represents the assets and liabilities of ClinForce that were sold by the Company as part of the Transaction.

(b) Records the proceeds of $31 million received by the Company for the Transaction.

(c) Records the payment of estimated transaction fees associated with the Transaction.

(d) Records the income tax effects of the Transaction, which resulted in a reduction of our deferred tax asset.

(e)  Records the book gain generated from the Transaction.

(f) Records the use of $130 million to repurchase shares of our common stock via the Tender Offer.

(g) Records the payment of estimated transaction fees, including the purchase of shares subject to certain vested in-the-money stock options associated with the Tender Offer.

(h) Adjustment to reflect payment of the accrued liabilities for certain nonrecurring corporate charges and liabilities, costs related to the sale of our non-eSolutions divisions and costs related to restructuring and transition of our Fayetteville, Arkansas corporate headquarters and movement to our Wakefield, Massachusetts office.

(i) Adjustment to record the January 2001 collection of the note receivable from the sale of Strategic Legal Resources.

                          EDGEWATER TECHNOLOGY, INC.
                         UNAUDITED PRO FORMA COMBINED
                            STATEMENT OF OPERATIONS
                          FOR THE TWELVE MONTHS ENDED
                               DECEMBER 31, 2000
                     (In Thousands, Except Per Share Data)

                                                   Edgewater         Previous                      Pro Forma
                                               Technology, Inc.  Dispositions (a)  ClinForce (b)  Adjustments        Pro Forma
                                               ----------------  ----------------  -------------  -----------     ------------
SERVICE REVENUES                               $        60,236   $             -   $    (28,694)  $         -          $31,542

COST OF SERVICES                                        35,518                 -        (19,941)            -           15,577
                                               ----------------  ----------------  -------------  -----------     ------------

    Gross profit                                        24,718                 -         (8,753)            -           15,965

OPERATING EXPENSES:
  Selling, general and administrative                   20,282                 -         (4,866)       (1,005)(c)       14,411 (g)
  Depreciation and amortization                          5,762                 -           (684)            -            5,078
  Nonrecurring restructure charge                        4,289                 -              -        (4,289)(d)            -
                                               ----------------  ----------------  -------------  -----------     ------------

    Operating loss                                      (5,615)                -         (3,203)        5,294           (3,524)
                                               ----------------  ----------------  -------------  -----------     ------------

OTHER INCOME (EXPENSE):
  Interest income                                        1,975                 -            286         2,120 (e)        4,381
  Other, net                                               817                 -              -             -              817
                                               ----------------  ----------------  -------------  -----------     ------------

(LOSS) INCOME BEFORE INCOME TAXES                       (2,823)                -         (2,917)        7,414            1,674

INCOME TAX PROVISION                                       477                 -         (1,050)        2,669 (f)        2,096 (h)
                                               ----------------  ----------------  -------------  -----------     ------------

    (Loss) income from continuing operations            (3,300)                -         (1,867)        4,745             (422)

DISCONTINUED OPERATIONS:
  Loss from operations of discontinued
   divisions                                          (112,275)          112,275              -             -                -
  Gain on sale of divisions                             64,368           (64,368)             -             -                -
                                               ----------------  ----------------  -------------  -----------     ------------

    Net loss                                   $       (51,207)  $         47,907  $     (1,867)  $     4,745     $       (422)
                                               ================  ================  =============  ===========     ============

EARNINGS PER COMMON SHARE
    BASIC                                      $         (1.75)                                                   $      (0.03)
                                               ===============                                                    ============
    DILUTED                                    $         (1.75)                                                   $      (0.03)
                                               ===============                                                    ============

WEIGHTED AVERAGE SHARES OUTSTANDING
    BASIC                                               29,212                                                          12,962 (i)
                                               ===============                                                    ============
    DILUTED                                             29,212                                                          12,962 (i)
                                               ===============                                                    ============

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                          EDGEWATER TECHNOLOGY, INC.
         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000

(a) Adjustment to remove discontinued operations, which include results from our Commercial staffing segment, Robert Walters, Strategic Legal Resources and IntelliMark.

(b) Represents the unaudited financial results of ClinForce which was sold as part of the Transaction.

(c)  Represents an allocation of our corporate costs that relate to ClinForce.

(d) Adjustment to remove nonrecurring corporate charges that relate to our restructuring, the sale of various divisions and costs incurred related to the Wakefield tragedy in December 2000 where seven of our employees were murdered.

(e) Adjustment to reflect interest income that would have resulted if the Tender Offer and sale of the Commercial staffing segment, Robert Walters, Strategic Legal Resources, IntelliMark and ClinForce had occurred effective January 1, 2000.

(f) Records the provision for federal and state income taxes at an effective combined tax rate of approximately 36%.

(g) This amount includes (i) SG&A of $11.3 million for the Edgewater Subsidiary and (ii) other SG&A of $3.1 million, including costs that remain after the allocation of corporate costs to the respective non-eSolutions discontinued divisions. As the remaining corporate costs referred to in clause (ii) above were incurred in historical periods based on a larger public company and a different corporate structure, these costs are not necessarily indicative of the future corporate costs that will be necessary to operate the Edgewater Subsidiary as a stand-alone public company.

(h) The income tax provision includes $1.4 million of nondeductible goodwill amortization. These taxes will not be paid out in cash as we will utilize net operating losses to offset these taxes.

(i) Reflects the actual weighted average basic shares outstanding for the twelve months ended December 31, 2000 of 29.2 million adjusted to reflect the repurchase as of January 1, 2000 of 16.25 million shares of our common stock through the $130 million Tender Offer priced at $8.00 per share.